EXHIBIT 10.19

                  PURCHASE AGREEMENT WITH LAMINAIRE CORPORATION




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                               PURCHASE AGREEMENT

     AGREEMENT made as of the 9th day of October, 1997, by and among Thermo-Mizer Environmental Corp., a corporation duly organized, validly existing and in good standing under and by virtue of the laws of the State of Delaware, with executive offices at 528 Oritan Avenue, Ridgefield, New Jersey 07657 (hereinafter referred to as the "Buyer"), and Garay, LLC, a limited liability company, duly organized and validly existing under and by virtue of the laws of the State of New Jersey (hereinafter referred to as the "Seller").

                                  INTRODUCTION

     A. The Seller owns one hundred percent (100%) of the presently issued and outstanding shares of capital stock (hereinafter referred to as the "Company Stock") of Laminaire Corporation, a corporation duly organized, validly existing and in good standing under and by virtue of the laws of the State of New Jersey, with executive offices at 960 East Hazelwood Avenue, Rahway, New Jersey 07065 (the "Company").

     B. The Seller is willing to sell the Company Stock to Buyer, and Buyer is willing to purchase the Company Stock from Seller. The agreed purchase price is Three Million ($3,000,000) Dollars for 100% of the Company Stock as valued as of September 30, 1996, exclusive of three automobiles. The exact selling price is to be adjusted to reflect the difference between the shareholders equity shown in the financial statements of September 30, 1996 and the last day of the month ending prior to the month of the closing date, which shall be no later than October 31, 1997.

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The terms of the sale will be for One Million  ($1,000,000) Dollars in cash, Two
Million Two Hundred Thousand ($2,200,000) Dollars in a first convertible promissory note, and the adjusted balance in a second short term promissory note, subject to the terms and conditions of this agreement and payable on March 31, 1998.

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                             SCHEDULES AND EXHIBITS

SCHEDULES
---------

1(b)              Shares of Laminaire
2(b)              Financial Statements
2(b)(2)           Material Adverse Changes
2(d)              Tax Returns
2(e)              Property
2(f)              Inventory
2(g)              Contracts
2(g)(5)           Insurance
2(g)(6)           Banks
2(g)(7)           Interested Transactions
2(g)(8)           Defaults
2(g)(9)           Accounts Receivable
2(i)              Employee Relations
2(k)              Litigation
2(l)              Patents
2(m)              Trademarks
2(p)              Loans
2(r)              Environmental Protection
5(c)              Employees Continuing in Employment

EXHIBITS
--------

A                 First Note
B                 Second Note
C                 Third Note
D                 Laminaire Guaranty
E                 Security Agreement and UCC-1
F                 General Release
G                 Laminaire Mortgage and Security Agreement and UCC-1
H                 Charles J. Garay Employment Agreement
I                 Antonio Garay Employment Agreement
J                 Gerald E. Reilly Employment Agreement
K                 Etta Monteleone Employment Agreement

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     NOW,  THEREFORE,  in consideration of the promises and the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, the parties intending to be legally bound hereby do hereby agree as follows:

     1. Purchase of Stock and Consideration.

     (a) Purchase and Sale of Stock. In reliance on the representations and warranties, and subject to the terms and conditions hereinafter set forth, the Seller shall sell and deliver to Buyer, and the Buyer shall purchase and take delivery from Seller, on the Closing Date (as hereinafter defined), all of the Company Stock owned by the Seller. Each certificate representing the Company
Stock shall be duly endorsed for transfer or accompanied by an appropriate instrument of transfer duly executed.

     (b) Purchase Price and Terms of Payment.

          (1) The Purchase Price for the Company Stock shall be Three Million Dollars ($3,000,000), adjusted to reflect the difference between the Stockholders' Equity of the Company shown in the financial statements of September 30, 1996 and the last day of the month ending prior to the month of the closing, calculated and agreed to no later than December 31, 1997.

          (2) The purchase price shall be payable as follows, (i) $1,000,000 in cash, (ii) convertible promissory note in the aggregate principal amount of $2,200,000, which note shall bear interest at the rate of ten percent per anum (the "First Note"), in the form of Exhibit A attached hereto, and
     (iii) a promissory note in the principal  amount of the difference  between
     (a) the Stockholders' Equity (as hereinafter defined) of Laminaire as of the last day of the month prior to closing minus $200,000 minus (b) the Stockholders' Equity of Laminaire as of September 30, 1996 (the "Second Note") payable in the form of the note, which note shall bear interest at the rate of

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     fifteen percent per annum,  attached hereto as Exhibit B. In the event that the adjustment as determined in accordance with clause (iii) is less than $0, then the principal amount of the First Note shall be reduced by such amount. The term "Stockholders' Equity" shall mean as of the time of any determination thereof, the net worth of Laminaire, all as determined by the Company in accordance with generally accepted accounting principles. The cash portion of the purchase price shall be paid by certified or bank cashier's check or wire transfer on the closing date (the "Closing Date") to the order of the Seller. The First Note and Second Note shall also be delivered by Buyer on the Closing Date and the Second Note shall be amended as to the amount not later than December 31, 1997..

          (c) Security Interest. The Buyer's obligations under the First Note and the Second Note shall be secured by separate security interests in the real property and all tangible and intangible personal property including, inventory and accounts receivables of the Buyer and of the Company (including their respective subsidiaries), including the inventory and accounts receivable owned by the Buyer and the Company during the period between the Closing and the satisfaction of the Buyer's obligations under the First Note, as set forth in the Security Agreements and mortgage annexed hereto as Exhibits E and G. Such security interests shall be first in priority, upon the satisfaction of all of the Company's obligations to Corestates New Jersey National Bank (the "Bank") pursuant to a loan agreement dated as of July 17, 1996 (the "Loan Agreement") on the Closing Date, except such security interest will be second in priority, only with respect to Buyer's accounts receivable granted to the holders of a convertible debenture in the original principal amount of $550,000 issued in connection with the transactions contemplated by this Agreement and to a certificate of deposit held by Bank of New York in the principal amount of $375,000.

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          (d) Third Note. At Closing,  Buyer shall deliver a promissory  note in the aggregate principal amount of $90,479.27, which note shall bear interest at the rate of fifteen percent per anum (the "Third Note"), in the form of Exhibit C attached hereto, payable to Charles J. Garay.

          (e) Laminaire Guarantee. The Company shall deliver a guaranty of the Buyer's obligations under the First Note, the Second Note and the Third Note, in the form of Exhibit D attached hereto.

     2. Representations and Warranties of the Company and the Seller. The Company and the Seller jointly and severally represent, warrant and agree as follows:

     (a) Corporate.

          (1) The Company is a corporation duly organized, validly existing and in good standing under and by virtue of the laws of the State of New Jersey. The Company is not qualified to do business as a foreign corporation in any other states and is not required to so qualify.

          (2) The Company has the power to own its property and to carry on its business as and where such are now conducted. The Company does not have any equity interest in any other corporation, partnership, joint venture or association or control, directly or indirectly, of any other entity, except for its wholly-owned subsidiary, Cleanaire Industries, Inc.

          (3) The authorized capital stock of the Company (the "Company Capital Stock") consists of 2500 shares of voting common stock, no par value per share, of which all are issued and outstanding. The issued and outstanding shares of the Company's voting common stock are as stated in Schedule 1(b) (the "Company's Outstanding Capital Stock"). The Seller owns, beneficially and of record, all of the shares of the Company's Outstanding Capital Stock, free and

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     clear of all liens,  claims,  charges,  security interests and encumbrances
     ("Free and Clear Title"). The Company's Outstanding Capital Stock are held in its treasury. The Company's Outstanding Capital Stock has been duly authorized and validly issued and is fully paid and nonassessable; with no liability on the part of the holders thereof. There are no preemptive rights on the part of any holder of any class of securities of the Company and no options, warrants, conversion or other rights, agreements or commitments of any kind obligating the Company, contingently or otherwise, to issue or sell any shares of its capital stock of any class or any securities convertible into or exchangeable for any such shares and no authorization therefor has been given.

          (4) The copy of the Articles of Incorporation certified by the Secretary of the State of New Jersey on or about September 24, 1997 as being a true and current copy of the Articles of Incorporation, the By-Laws, and lists of officers and directors of the Company previously delivered by the Seller to Buyer, are true and correct copies as of the date hereof.

          (5) This Agreement has been duly executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller, enforceable in accordance with its terms, except as may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or laws affecting the rights and remedies of creditors generally, and (ii) the availability of the remedy of specific performance, injunctive relief or other equitable relief, whether applicable applied by a court of law or equity, including the exercise of judicial discretion in accordance with general principles of equity.

     (b) Financial.

          (1) The audited balance sheets of the Company as of December 31, 1995 and 1996, the related audited statement of earnings for the years ended December 31, 1995 and

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     1996, and the unaudited balance sheet as of August 31, 1997 and the related unaudited statement of earnings for the eight months then ended prepared by the Company, labeled Schedule "2(b)" and previously delivered to Buyer, are complete and correct and present fairly the financial condition of the Company as of December 31, 1995 and 1996 and August 31, 1997, and the results of its operations for the periods then ended in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding periods.

          (2) Since August 31, 1997, except as specified in Schedule 2(b)(2), the business of the Company has been carried on in the ordinary course in substantially the same manner as prior to that date, and the Company has not:

               (i) undergone any material adverse change in the financial condition or in the operations or the business of the Company from that shown on the unaudited financial statements as of August 31, 1997 referred to in subsection (b)(1) of this Section 2, including, but not limited to, any reduction in excess of $10,000 in the Company's cash or cash equivalents;

               (ii) any damages, destruction or loss, whether covered by insurance or not, which materially and adversely affect the business, property or assets of the Company;

               (iii) made any declaration, setting aside or payment of any dividend, or any distribution with respect to the capital stock of the Company or any direct or indirect redemption, purchase or other acquisition by the Company of any such stock;

               (iv) made any increase in the compensation payable or to become payable by the Company to directors, officers or employees other than as mandated by law

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          with respect to minimum wages,  or in the payment of any bonus,  or in any insurance, pension or other benefit plan, payment or arrangement made to, for or with any of such officers, employees or agents;

               (v) changed any accounting principles applicable to the books and records of the Company or reduced its reserves or allowances; or

               (vi) encountered any other event or condition of any character, not in the ordinary course of business, that materially and adversely affect the results of operations or business or financial condition of the Company.

     (c) Undisclosed Liabilities.

     The Company has no liabilities or obligations, either accrued, absolute, contingent or otherwise, except:

          (1) to the extent reflected or reserved against in the financial statements referred to in subsection (b)(1) of this Section 2, and not heretofore paid or discharged;

          (2) to the extent specifically set forth in any of the Schedules delivered to Buyer or elsewhere in this Agreement; and

          (3) those incurred in or as a result of the normal and ordinary course of business since August 31, 1997, all of which have been consistent with past practices and none of which in the aggregate are material and adverse.

     (d) Tax Returns.

     Except as otherwise described on attached Schedule 2(d):

          (1) The Company has filed with the appropriate governmental agencies all the returns required to be filed by it or with respect to its business and has paid, or made provision for the payment of, all taxes as well as penalties and interest related thereto, if any, which

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     have or may become due  pursuant to said  returns,  except taxes which have not yet accrued or otherwise become due or for which adequate provision has been made on the books of the Company.

          (2) None of such returns has been examined and settled, and no waivers of statutes of limitation have been given or requested.

          (3) All such returns and reports have been prepared on the same basis as those of previous years, and all federal, state, city and foreign income, profits, franchise, sales, use, occupation, property, excise or other taxes due in connection with the Company's business has been fully paid or accrued or adequately reserved for in the financial statements referred to in subsection (b)(1) of this Section 2 of the Agreement.

          (4) No deficiency or assessment with respect to or proposed adjustment of the Company's Federal, state, county or local taxes are pending or, to the best of the Company's knowledge, threatened. There are no tax liens, whether imposed by any Federal, state, county or local taxing authority, outstanding against the assets, properties or businesses of the Company.

     (e) Title to Property.

          (1) A list of all real and personal property owned by the Company is set forth on Schedule 2(e) attached hereto (hereinafter referred to as the "Assets"). The Company owns all right, title and interest in and to all of its respective properties and assets, including intangibles, free and clear of all mortgages, liens, pledges, charges or encumbrances of any nature whatsoever, except as set forth in Schedule 2(e) previously delivered to Buyer; and has taken all steps necessary or otherwise required to perfect and protect its rights in and to their respective properties

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     and  assets,  including  intangibles.  The parties  acknowledge  that three automobiles were transferred to Charles Garay or his designees prior to the Closing (the "Automobiles").

          (2) The Company does not lease any real or personal property as lessee, except as set forth in Schedule 2(g), attached hereto. Each of these leases (the "Leases") are in good standing, valid, binding, and in full force and effect and have not been modified. The Company is not in default under any of the Leases and the Company has not received any notice of its default under any of the leases and Company has not given any notice of any and there is no default by any other party under any of the Leases, nor has any event occurred which, with notice or the passage of time, or both, would constitute a default by any other party under any of the Leases. Except as set forth on Schedule 2(g), the Company's rights in the property covered under the Leases (including any improvements and appurtenances thereto) are paramount to the rights of any other person or entity other than the landlords under the leases. The Company has received no notices other than periodic rent, common area maintenance and other operating expense bills from the landlord under each lease and as included in the Company's lease files made available for Buyer's review.

          (3) Except as set forth on Schedule 2(g), all personal property in which the Company has an ownership or leasehold interest, or which the Company has in its possession, are in all material respects in good operating condition and repair and in all material respects conform to all applicable laws, including without limitation building and zoning laws, statutes, ordinances or regulations and no notice of any violation of such matters relating to the business, property or assets of the Company has been received by the Company. Except as set forth on Schedule 2(e), none of the premises owned or leased by the Company are in need of maintenance

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     or  repairs  except  for  reasonable  wear and tear  and  ordinary  routine maintenance and repairs that are not material in nature or cost.

          (4) Neither the whole nor any portion of any of the Assets has been condemned or otherwise taken by a public authority, nor does the Seller know or have any reasonable grounds to believe that any such condemnation or taking is threatened or contemplated.

          (5) Seller has delivered to Buyer an appraisal report issued by an appraiser acceptable to Buyer and dated in 1996 which concludes that the land and real property located at 960 East Hazelwood Avenue, Rahway, New Jersey have a current value of not less than $2,150,000.

     (f) Inventories. The inventories of the Company existing on the Closing Date consist of items of a quality and quantity usable or saleable in the normal course of its business, subject to usability and salability exceptions described on attached Schedule 2(f) which are consistent with past business experience. The inventories being paid for by Buyer in accordance with this Agreement on the Closing Date will consist of a quantity usable or saleable within one hundred eighty (180) days following the Closing Date on the assumption the business of the Company continues to operate and the values at which such inventories are carried reflect the normal inventory valuation policy of the Company with all inventories valued at the lower of cost or market, with costs determined on a first-in, first-out basis. The present inventories of the Company are maintained at levels that are consistent with past practices to this point of the fiscal year. Schedule "2(f)" (previously delivered to Buyer) sets forth the actual inventory for the business as of September 30, 1997.

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     (g) Contracts and Commitments.

     Except as set forth on attached Schedule 2(g):

          (1) The Company has no written or oral contracts or commitments (other than in the normal course of business) involving a consideration in excess of $5,000.

          (2) There are no claims under any service warranties, whether express or implied, by the customers of the Company.

          (3) The Company has not given any revocable or irrevocable power of attorney to any person, firm or corporation for any purpose whatsoever.

          (4) The Company is not restricted by agreement from carrying on its business anywhere in the United States.

          (5) Set forth in Schedule 2(g)(5), previously delivered to Buyer, are insurance policies and bonds in force with respect to the Company and the date on which such policies were to be in force and the date on which such policies expire.

          (6) Set forth in Schedule 2(g)(6) previously delivered to Buyer are the names and locations of all banks in which the Company has accounts and the names of persons authorized to sign checks, drafts or other instruments drawn thereon.

          (7) Except as set forth on Schedule 2(g)(7), previously delivered to Buyer, no director, officer, employee or stockholder of the Company, or member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or any member of the family of any such person, has a substantial interest or is an officer, director, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, in an entity who is a competitor, customer, supplier or other, entity, who, during the past 12 months has been a party

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     to any transaction with the Company,  including any contract,  agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from or otherwise requiring payments to any such person or firm. For the purposes hereof, a spouse, lineal descendant, parent, brother or sister of any Seller shall be deemed to be a member of the family of such Seller.

          (8) The Company is not in default, nor is there any known basis for any claim of default, under any contracts or commitments made or obligations owed by it. The Company has no present expectation or intention of not fully performing all its obligations under each such lease, contract or other agreement, and the Company has no knowledge of any breach or anticipated breach by the other party to any contract or commitment to which the Company is a party. To the best of Seller's knowledge, no consent or approval of any third party is required with respect to such contract in order to avoid a default thereunder by reason of the transactions contemplated by this Agreement, except as set forth on Schedule 2(g)(8).

          (9) Except as disclosed on Schedule 2(g)(9), all accounts receivable of the Company reflected in the aging of receivables as of September 30, 1997 (attached as part of Schedule 2(b), except those collected since such date, and such additional accounts receivable as are reflected on the books of the Company on the date hereof, net of applicable reserves set forth on such books, are collectible. Schedule 2(g)(9) previously delivered to Buyer is an aging Schedule with respect to such accounts receivable, as of the date thereof.

     (h) Disclosure. No representation or warranty by the Company or the Seller in this Agreement, nor any statement, certificate or Schedule furnished, or to be furnished, by or on behalf of the Company or the Seller pursuant to this Agreement, nor any document or

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certificate  delivered to Buyer  pursuant to this  Agreement,  contains or shall contain any untrue statement of a material fact, or omits, or shall omit to state a material fact necessary to make the statements contained therein not materially misleading.

     (i) Employee Relations.

          (1) The Seller has heretofore furnished to Buyer a true and complete payroll roster (Schedule 2(i)) of all employees of the Company as of September 26, 1997 showing the rate of pay for each such person entitled to receive compensation from the Company, and the gross payments made to each such person for the periods set forth above. No increases in such salaries, other than as set forth on Schedule 2(i), or the increase in federal minimum wage, has been given since September 30, 1997.

          (2) (i) The Company is not a party to any collective bargaining agreement covering or relating to any of its employees except as set forth in Schedule 2(i), previously delivered to Buyer. The Company is not required to recognize and have not received a written demand for recognition by any collective bargaining representative.

               (ii) The Company is not a party to any contract with any of its employees, agents, consultants, officers, salesmen, sales representatives, distributors or dealers that is not cancelable by the Company without penalty or premium on not more than thirty days' notice, except as set forth in Schedule 2(i) attached hereto; and

               (iii) The Company has not promulgated any policy or entered into any agreements relating to the payment of severance pay to employees whose employment is terminated or suspended, voluntarily or otherwise.

          (3) Except as set forth in the schedules attached hereto:

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               (i) The Company has  complied in all material  respects  with all
          applicable  laws,   rules  or  regulations   relating  to  employment,
          including those relating to wages, hours, collective bargaining and the withholding and payment of taxes and contributions, and (ii) the Company has complied in all material respects with the National Labor Relations Act, as amended, Title VII of the Civil Rights Act of 1964, as amended, the Occupational Safety and Health Act, Executive Order 11246, the regulations under such acts and all other Federal and state laws applicable to the Company relating to the employment of labor,
          including  any  provisions   thereof  relating  to  discrimination  or
          harassment. The Company has, and will have at the Closing Date, withheld all amounts required by law or agreement to be withheld from the wages or salaries of its employees and there are no arrearage of wages, payments under any pension or insurance plan or any other benefit, or any tax or penalty for failure to comply with the foregoing owed by all of them with respect to employees which are not either accrued or adequately reserved for in the financial statements referred to in Subsection 2(b)(i) of this Agreement. There are no material controversies pending or threatened, between the Company and any of its employees or any labor unions or other collective
          bargaining   agents   representing  or  purporting  to  represent  its
          employees.

          (4) The Company has not promulgated any profit-sharing, retirement, stock purchase, deferred compensation or other similar plan providing benefits for its employees and the Company has not announced the prospective promulgation thereof except as set forth in Schedule 2(i). There is no unfunded past service credit liability or any other liability with respect to any such plans other than as set forth on Schedule 2(i). No reportable event as defined in Title IV of the Employee Retirement Income Security Act of 1974, as amended by the Multi

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     employer  Pension Plan Amendments Act of 1980, has occurred with respect to any such plan subject to the minimum funding requirement of Section 412 of the Internal Revenue Code.

     (j) No Breach of Statute or Contract. Neither the execution and delivery of this Agreement, nor compliance with the terms and provisions of this Agreement on the part of the Company or the Seller, will (i) violate any statute, license, or regulation of any governmental authority, domestic or foreign, or (ii) will result in the default by the Company or any of the Seller of any judgment, order, writ, decree, rule or regulation of any court or administrative agency, or (iii) will breach, conflict with, or result in a breach of any of the terms, conditions or provisions of any material agreement or instrument to which either the Company or the Seller is a party, or by which any of them is or may be bound, or (iv) constitute a default thereunder, or (v) result in the creation or imposition of any claim, lien, charge or encumbrance of any nature whatsoever upon, or (vi) give to others any claim, interest or rights, including rights of termination or cancellation in, or with respect to, any of their property, assets, contracts, licenses or businesses.

     The conduct of the Company's business does not violate any law or regulation applicable to such business. The Company has complied with all laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services, and the Company has all necessary permits, licenses and other authorizations required to conduct its business as conducted and as proposed to be conducted. There is no existing law, rule, regulation or order, and the Company is not aware of any proposed law, rule, regulation or order, whether Federal or state, which would prohibit or materially restrict the Company from, or otherwise materially adversely affect the Company in, conducting its business in any jurisdiction in which it is now conducting business, except that the consummation of the transactions contemplated by this Agreement may constitute a default in any contract in which the Company has represented that a majority of its common stock is owned by "individuals eligible for minority set aside contracts".

     (k) No Litigation. Except as set forth in Schedule 2(k) previously delivered to Buyer, there is no suit, action or legal, administrative, arbitration or other proceeding or governmental investigation, or any change in the zoning or building ordinances affecting the real property or leasehold interests of the Company, pending or threatened against the Company. The Company has not received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage which may be material to its business, financial condition, operations, property or affairs. Each of the Company and its subsidiaries is not in default with respect to any order, writ, injunction or decree known to or served upon the Company or its subsidiaries of any court or of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no action or suit by the Company or its subsidiaries pending or threatened against others.

     (l) Patents and Trademarks. Schedule 2(l) and 2(m) previously delivered to Buyer correctly sets forth a list of all letters patent, patent applications, inventions upon which patent applications have not yet been filed, trade names, trademarks, trademark registrations and applications, copyrights, copyright registrations and applications, both domestic and foreign, presently owned, possessed, used or held by the Company and, except for licenses from the Buyer or unless otherwise indicated in such Schedule, the Company owns the entire right, title and interest in and to the same. Such Schedule also correctly sets forth all patents, patent applications, inventions upon which patent applications have not yet been filed, trade names, trademarks, trademark registration and applications, and licenses, both domestic and foreign, which materially in any way relate to the business of the Company, and which are owned or controlled by any director, officer, stockholder or employee of the Company. Such Schedule also correctly sets forth a list of all licenses granted to the Company by others, except by the Buyer, and to others by the Company. All letters patent, patent applications, trade names, trademark registrations and applications, copyrights, copyright registrations and applications, and grants of licenses set forth in such Schedule are subject to no pending or threatened challenge, except as set forth in said Schedule. The conduct of the Company's business as heretofore carried on is free from any infringement by it of patents, trademarks, trade name rights, copyrights or publication rights of others, except as set forth in said Schedule and no notice of any infringement has been received by the Company.

     (m) Trademark Indemnification. Except as set forth in Schedule 2(m), the Company has not given any indemnification for trademark or copyright infringement as to any equipment, materials or supplies manufactured, produced, used or sold by it or with respect to services rendered by it.

     (n) Absence of Undisclosed Liabilities. The Company has no material liabilities of any nature, whether accrued, absolute, contingent or otherwise (including without limitation any affirmative obligations under its Leases and liabilities as guarantor or otherwise not disclosed to the Buyer pursuant to this Agreement with respect to obligations of others, or liabilities for taxes due or accrued or to become due in each case to the extent not disclosed to the Buyer pursuant to this Agreement).

     (o) Insurance. The Company holds policies in the amounts and for the coverage set forth on Schedule 2(g)(5), previously delivered to Buyer, which coverage is consistent with Company's past business practices and covering all of the insurance required to be maintained by it and which is customary for businesses similar to the Company. There are currently no claims pending against the Company under any insurance policies currently in effect and covering the property, business or employees of the Company, there has been no lapse of coverage as a result of the termination of any policy and all premiums with respect to the policies maintained by the Company due and payable through the date hereof have been paid by the Company, or on behalf of the Company.

     (p) Loans and Advances. Except as set forth on Schedule 2(p), previously delivered to Buyer, the Company does not have any outstanding loans or advances to any person and is not obligated to make any such loans or advances, except, in each case, for advances to employees of the Company in respect of reimbursable business expenses anticipated to be incurred by it in connection with its performance of services for the Company.

     (q) Environmental Protection.

          (1) Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

               (i) "Environmental Law" means any federal, state, provincial, foreign, or local statute, law, rule, regulation, ordinance, code or policy having the force of law relating to pollution or protection of the environment or natural resources, existing as of the Closing Date, including, without limitation: the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.9601 et seq. ("CERCLA"); the Superfund Amendments and Reauthorization Act, Public Law 99-499, 100 Stat. 1613); Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. ss.6901, et seq.; the National Environmental Policy Act, 42 U.S.C. ss.4321; the Safe Drinking Water Act, 42 U.S.C. ss.300f et seq.; the Toxic Substances Control Act ("TSCA"),

          15 U.S.C. ss.2601 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. ss.136, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. ss.1801; the Federal Water Pollution Control Act, 33 U.S.C. ss.1251 et seq.; the Occupational Safety and Health Act, 29 U.S.C. ss.651 et seq.; and counterpart state and local laws; and any regulations or orders adopted thereunder.

               (ii) "Governmental Agency" means any agency of the United States Government, any state, or political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of a government with jurisdiction over the matter in question.

               (iii) "Pre-Closing Environmental Condition" means the presence of a Regulated Substance used in the ordinary course of Company's operations) on or in environmental media at a property (including the presence in surface water, groundwater, soils or subsurface strata, or air) as of the Closing Date, including the subsequent migration of any such Regulated Substance. (Pre-Closing Environmental Condition does not include the mere presence of substances at the property, such as parts of building materials or equipment.)

               (iv)  "Regulated  Substance"  means any  pollutant,  contaminant, hazardous substance, hazardous material, toxic substance, toxic pollutant, solid waste, municipal waste, industrial waste, or hazardous waste, that is defined as such and is subject to regulation under any applicable Environmental Law, including, but not limited to asbestos.

               (v) "Release" shall mean the spilling, leaking, pumping, pouring, emitting, discharging, injecting, escaping, leaching, dumping or disposal of any Regulated Substance into surface water, groundwater, soil, the land surface or subsurface, or ambient air.

               (vi) "Required by Law" means an action that is specifically mandated by an injunction, order, consent order, permit or license condition, or other legally-binding document issued by a government agency, or that is specifically mandated by a statute or by an applicable regulation or standard issued by a Governmental Agency.

               (vii) "Response" or "Response Actions" means any action taken in the investigation, removal, confinement, remediation or cleanup of a Release or any Environmental Condition. "Response" and "Response Actions" include, without limitation, any action which constitutes a "removal" action or "remedial action" as defined by Section 101 of CERCLA 42 U.S.C. ss.6901(23) and (24), or the New Jersey Industrial Sites Recovery Act.

               (viii) "Third Party" means a person or entity other than Buyer, Buyer's officers, directors, shareholders, or employees.

          (2) Except as set forth in Schedule 2(r):

               (i) The Company has obtained or applied for all permits, licenses and other governmental approvals (collectively, "Governmental Approvals") which are required to be obtained by it as of the Closing Date under applicable Environmental Laws for the operation of the Company's business and the ownership and use of all properties owned or leased by the Company, the absence of which would have a material adverse effect on such business. To the best knowledge of the Company and seller, the sale of the Company Stock will not cause the termination or lapse of any such Governmental Approvals, and such Governmental Approvals are either transferrable to Buyer or, upon appropriate application, may be reissued in Buyer's name.

               (ii) The Company is in compliance in all material respects with all applicable Environmental Laws, the terms and conditions of all Governmental Approvals issued to the Company, and the terms of any orders, decrees, or judgments issued to the Company under such Environmental Laws.

               (iii) The Company has not received written notice of any claim from any Governmental Agency or any third party that the Company, the Company's Business, or any property owned or leased by the Company are in violation of any applicable Environmental Law, or any written notification to the effect that the Company is or may be liable for damages, Response or other liabilities relating to the Release or threatened Release of any Regulated Substance at any property currently or previously owned or operated by the Company or at any other side.

               (iv) There are no past or present conditions, circumstances, activities, practices, incidents, or actions, or the existence of any Pre-Closing Environmental Condition at any property owned, leased or operated by the Company, which under any Environmental Law currently in effect (a) would interfere with or prevent continued compliance with applicable Environmental Law; (b) would impose or could reasonably be expected to impose liability for a Response, damages or other claims under Environmental Law; (c) could have a material adverse effect on the value of the property, the Company or the Company's Business; or (d) could reasonably be expected to result in the imposition of a lien on the property of the Company.

               (v) Except for permitted discharges to sanitary or septic systems and air emissions conducted in compliance with applicable Environmental Laws, the Company has not disposed, discharged or Released into the environment at any property owned, leased or operated by the Company any "hazardous waste," "hazardous substances" or "toxic substances" (as those terms are defined under applicable Environmental Law. The property owned, leased or operated by the Company was not used prior to the Company's ownership, lease or operations, for the disposal of hazardous waste or hazardous substances.

               (3) Seller has delivered to Buyer a report which confirms that the land and building located at 960 East Hazelwood Avenue, Rahway, New Jersey contain no asbestos, hazardous materials or other Regulated Substance.

     (r) Investment Representation:

               (i) Seller represents that it is acquiring the First Note and the shares of Common Stock issuable upon conversion of the First Note (collectively, the "Securities") for its own account for investment only and not with a view towards distribution or resale, and agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of, or offer to dispose of, the Securities unless the Securities have been registered under the Securities Act of 1933 (the "Act") and applicable state securities laws or such registration is not required in the opinion of counsel for the Seller reasonably acceptable to the Seller. Any routine sale of the Securities may require compliance with some exemption under the Act prior to resale. Notwithstanding anything contained herein to the contrary, the Seller shall be entitled to registration rights with respect to such shares of Common Stock as set forth in the First Note. Seller understands that certificates for the Securities issued pursuant to this Agreement shall bear the following legend:

               "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE SELLER THAT AN EXEMPTION FROM REGISTRATION FOR SUCH SALE, OFFER, TRANSFER, HYPOTHECATION OR OTHER ASSIGNMENT IS AVAILABLE UNDER SUCH ACT."

               (ii) Seller represents that (i) it is subscribing for the Securities after having made adequate investigation of the business, finances and prospects of Buyer, (ii) they have been furnished any information and materials relating to the business, finances and operation of Buyer and information and materials relating to the offer and sale of the Securities which he has requested, including, but not limited to the filings by Buyer under the Securities Exchange Act of 1934, and they have been given an opportunity to make any further inquiries desired of the management and any other personnel of the Buyer as received satisfactory responses to such inquiries. Seller understands that the Buyer is offering Convertible Debentures in the original principal amount of up to $3,000,000 prior to the Closing Date in order to finance the acquisition of the Shares and for working capital.

     3. Representations and Warranties of Buyer. Buyer represents and warrants as follows:

     (a) Organization, Power and Qualification. Buyer is a corporation duly organized and validly existing, and is in good standing, under the laws of its jurisdiction of incorporation or organization, has the power and authority to own its property and to carry on its business as now being conducted and hereafter proposed to be conducted and is duly qualified and is in good standing as a foreign corporation or partnership, and authorized to do business, in all jurisdictions in which the character of its properties and assets or the nature of its business as now being conducted requires such qualification or authorization.

     (b) Ability to Carry Out the Agreement, Etc. Buyer is not subject to or bound by any provision of any certificate or articles of incorporation or by-laws, or to the best of Buyer's knowledge any mortgage, deed of trust, lease, note, bond, indenture, other instrument or agreement, license, permit, trust, custodianship, other restriction, or any applicable provision of any law, statute, rule, regulation, judgment, order, writ, injunction or decree of any court, governmental body, administrative agency or arbitrator which could prevent or be violated by or under which there would be a default as a result of, nor, is the consent of any person which has not been obtained required for the execution, delivery and performance by the Buyer under this Agreement, or any agreements, contemplated hereunder.

     (c) Validity of Agreement, Authority, Etc. The execution and delivery of, and performance by Buyer and the Company of its obligations under this Agreement and the other documents contemplated or referenced under this Agreement (collectively, the "Transaction Documents"), have been duly authorized by all necessary action of Buyer and the Company. This Agreement has been, and each other Transaction Document has been, or will be at the Closing Date, duly executed and delivered by Buyer and the Company and (assuming valid execution and delivery by the other party) the Transaction Documents are, or will be at the Closing Date, the valid and binding obligation of it, enforceable in accordance with their terms, except as may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or laws affecting the rights and remedies of creditors generally, and (ii) the availability of the remedy of specific performance, injunctive relief or other equitable relief, whether applicable applied by a court of law or equity, including the exercise of judicial discretion in accordance with general principles of equity.

     (d) Litigation. There are no judicial or administrative actions, suits, proceedings or investigations pending, or threatened, which question the validity of or conflict with the terms of this Agreement or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement, nor does any basis exist for any such action, suit, proceeding or investigation.

     4. Conduct of the Business of the Company Pending the Closing Date. From and after the date of this Agreement and until the Closing Date:

     (a) Full Access. Buyer and its authorized representatives shall have full access, during normal business hours, to all properties, books, records, contracts and documents of the Company, and the Company shall furnish or cause to be furnished to Buyer and its authorized representatives all information with respect to the affairs and business of the Company as Buyer may request.

     (b) Carry On In Regular Course. The Company shall carry on its business diligently and substantially in the same manner as heretofore and shall not make or institute any unusual or novel methods of trade, purchase, sale, lease, management, accounting or operation.

     (c) Contracts and Commitments. The Company shall not enter into any contract or commitment or engage in any transaction not in the usual and ordinary course of its business and consistent with past practices without the prior written consent of the Buyer.

     (d) Indebtedness. The Company will not create any indebtedness, other than that incurred in the usual and ordinary course of business, that incurred pursuant to existing contracts disclosed in the Schedules attached hereto, that incurred pursuant to commitments permitted hereby, and that reasonably incurred in doing the acts and things contemplated by this Agreement.

     (e) Investments. The Company will not make any investments, loans, advances or contributions to any other person, corporation, partnership, joint venture or association; provided, however, that the Company may invest in United States government obligations, certificates of deposit and commercial paper rated a-1 by Standard & Poor's Corporation or P-1 by Moody's.

     (f) Dividends and Distributions. The Company will not declare or pay any dividend or make any distribution with respect to its capital stock, or directly or indirectly redeem, purchase or otherwise acquired any of its capital stock or issue or in any way dispose of any shares of its capital stock or any rights therein or thereto.

     (g) Amendment of Charter. The Company will not amend its Certificates of Incorporation or By-Laws or make any change in the authorized or unissued capital stock or its officers or directors without the prior written consent of Buyer.

     (h) Insurance. All property, real and personal, owned or leased by the Company will be insured by reputable insurance companies against all insurable risks normally insured against by companies conducting a business the same as, or similar to, the business conducted by the Company, and all property shall be used, operated and maintained in a normal businesslike manner.

     (i) Preservation of Organization and Employees. The Company will use its best efforts (without making any commitments on behalf of Buyer) to preserve its business organization intact, to keep available to Buyer its key officers and employees, and to preserve for Buyer the present relationships of the Company and its suppliers and others having business relations with it The Company will not change its present relationships with its employees as set forth in Schedule 5(c) hereof. The Company will not make any material payments or advances to any shareholder, officer, director or affiliate or family member of the Company or any shareholder, officer or director of the Company outside of the normal course of business and consistent with existing salaries.

     (j) No Default. The Company shall not do any act or omit to do any act, or permit any act or omission to act, which will cause a breach of any contract, lease commitment or obligation by it.

     (k) Compliance with Laws. The Company and the Seller will duly comply with all applicable laws as may be required for the valid and effective transfer of the Company Stock as contemplated by this Agreement.

     (l) Tax Returns. The Company will prepare and file all state, federal and other tax returns, and amendments thereto required to be filed between the date of this Agreement and the Closing Date. Buyer shall have a reasonable opportunity to review all such returns, and amendments thereto, prior to their being filed.

     (m) Sale of Capital Assets. As of the Closing Date, the Company will not have sold or disposed of any capital assets with an original cost in excess of $5,000 without the prior written consent of Buyer or capital assets in the aggregate with an original cost of $10,000 without the prior written consent of Buyer.

     (n) Information to be Furnished. The Company and the Seller will furnish or make available to Buyer all the information concerning the Company required for inclusion in any statement or application made by Buyer to any governmental body in connection with the transaction contemplated by this Agreement, and the Company and the Seller represent and warrant that all such information furnished to Buyer for such applications or statements shall be true and correct in all respects without omission of any material fact required to be stated to make any such information not misleading.

     5. Survival of Representations and Warranties. All representations, warranties, and agreements of the Seller, the Company and Buyer contained herein (including all schedules and exhibits hereto) or in any document, statement, certificate or other instrument referred to herein or delivered hereunder in connection with the transactions contemplated hereby shall survive the Closing.

     6. Conditions Precedent to Buyer's Obligations. Each and every obligation of Buyer to be performed on the Closing Date or thereafter, as the case may be, shall be subject to the satisfaction prior thereto of the following conditions:

     (a)   Representations   and  Warranties  True  at  the  Closing  Date.  The
representations and warranties made by the Company and the Seller in this Agreement or given on their behalf hereunder shall be true on and as of the Closing Date with the same effect as through such representations and warranties had been made or given on and as of the Closing Date.

     (b) No Adverse Change. The business, assets and properties of the Company shall not have been materially and adversely affected in any way as a result of fire, explosion, earthquake, disaster, accident, labor trouble or dispute, any action by the United States or any other governmental authority, flood, drought, embargo, riot, civil disturbance, uprising, activity of armed forces or act of God or public enemy.

     (c) Compliance with Agreement. The Company shall have performed and complied with all of its obligations under this Agreement which are to be performed or complied with by it prior to or on the Closing Date.

     (d) Employees Continuing in Employment. Charles J. Garay, Antonio Garay, and Gerald E. Reilly, pursuant to written Employment Agreements, attached hereto as

Exhibits H, I and J shall have agreed to continue their employment with the Company after the Closing Date.

     (e) Certificate of Fulfillment of Conditions. There shall be delivered to Buyer a certificate of the Company certifying in such detail as Buyer may specify the fulfillment of conditions set forth in subsections (a), (b), (c) and
(d) of this Section 6.

     (f) Opinion of Counsel for Seller. Buyer shall have received a written opinion of counsel of Seller dated as of the Closing Date, addressed to Buyer in form and substance to the effect that (1) the Company is a corporation duly organized, validly existing and in good standing under and by virtue of the laws of the State of New Jersey; (2) that the Company has no subsidiaries (except for Cleanaire Industries, Inc.) and the Company is entitled to own or lease its property; (3) counsel, without making any independent inquiry, does not know of any pending litigation other than that set forth on Schedule 2(k) to which the Company is a party or any threatened litigation against the Company; (4) the Seller owns and holds all of the outstanding shares of the Company's Stock free and clear of any liens, charges, encumbrances, restrictive agreements and assessments and have full power and authority to sell, assign, transfer, convey and deliver to Buyer said Company Stock as contemplated by this Agreement; (5) the shares of Company Stock are not subject to any restrictions on transferability and upon transfer and delivery of said shares of Company Stock to Buyer as contemplated by this Agreement, Buyer will receive good and absolute title thereto free from any liens, charges, encumbrances, restrictive agreements, equities, claims and restrictions whatsoever; and (6) this Agreement is a valid and binding obligation of the Seller enforceable in accordance with its terms.

     (g) Certificates of Good Standing. The Seller shall have delivered to Buyer a certificate issued by appropriate governmental authorizes evidencing the good standing of the Company as of a date or not more than thirty (30) days prior to the Closing Date as a corporation of the state of its incorporation and in each state where it is qualified to do business.

     (h) Proceedings and Instruments Satisfactory. All proceedings, corporate or other, to be taken in connection with the transaction contemplated by this Agreement, and all documents incident thereto, shall be satisfactory in form and substance to Buyer, and the Company shall have made available to Buyer for examination the originals or true and correct copies of all records and documents relating to the business and affairs of the Company, which Buyer may request in connection with said transaction. The Company and the Seller shall have complied with all statutory requirements for the valid consummation by the Company or the Seller of the transaction contemplated by this Agreement.

     (i) No Litigation. No investigation, suit, action or other proceeding shall be threatened or pending before any court or governmental agency which in the opinion of Buyer's counsel is likely to result in the restraint, prohibition or the obtaining of damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby, or in connection with any claim against the Company, not disclosed by the Schedules attached hereto.

     (j) All Documents. All documents required by Section 10(a) of this Agreement shall have been delivered to the Buyer.

     (k) Interim Financial Statements. The Company shall have delivered to Buyer, prior to the Closing Date, financial statements as of August 31, 1997 and for the eight month period then ended, which financial statements shall include a balance sheet and income statement, be prepared in conformity with generally accepted accounting principles applied on a basis consistent with those used during the preceding three years and shall reflect assets, liabilities and operating results substantially consistent with the corresponding amounts reflected in the Company's financial statements as of June 30, 1997 and for the six months then ended.

          (l)  Title.  Upon   satisfaction  of  the  Company's   obligations  to
     Corestates National Bank and the EDA, the Company shall own its real property free and clear of any liens and encumbrances.

     7.  Conditions  Precedent  to  the  Seller  Obligations.   Each  and  every
obligation of the Seller to be performed on the Closing Date shall be subject to the satisfaction prior thereto of the following conditions:

     (a) Representations and Warranties True at the Closing Date. Buyer's representations and warranties contained in this Agreement shall be true at and as of the Closing Date as though such representations and warranties were made at and as of the Closing Date.

     (b) Compliance with Agreement. Buyer shall have performed and complied with its obligations under this Agreement which are to be performed or complied with prior to or on the Closing Date.

     (c) All Documents. All documents required by Section 10(b) of this Agreement shall have been delivered to the Seller.

     (d) Employees Continuing in Employment. Charles J. Garay, Antonio Garay, Gerald E. Reilly and Etta Monteleone shall have been offered employment agreements executed by the Company (in the form of Exhibits H, I, J and K) to continue their employment with the Company after the Closing Date.

     (e) Opinion of Counsel for Buyer. Seller shall have received a written opinion of counsel of Buyer dated as of the Closing Date, addressed to Seller in form and substance to the effect that (1) the Buyer is a corporation duly organized, validly existing and in good standing under and by virtue of the laws of the State of Delaware; (2) that the Buyer has no subsidiaries, and the Buyer is entitled to own or lease its property; (3) counsel, without making any independent inquiry, does not know of any pending litigation to which the Buyer is a party or any threatened litigation against the Buyer; and (4) this Agreement is a valid and binding obligation of the Buyer enforceable in accordance with its terms including, but not limited to, obligation to register shares under Note 1, and (5) the guaranty, mortgage and security agreement executed by the Company are binding and valid obligations of the Company and
have  been  duly   executed   and   delivered   pursuant  to  proper   corporate
authorization.

     (f) Certificates of Good Standing. The Buyer shall have delivered to Seller a certificate issued by appropriate governmental authorizes evidencing the good standing of the Buyer as of a date or not more than thirty (30) days prior to the Closing Date as a corporation of the state of its incorporation and in each state where it is qualified to do business.

     (g) Proceedings and Instruments Satisfactory. All proceedings, corporate or other, to be taken in connection with the transaction contemplated by this Agreement, and all documents incident thereto, shall be satisfactory in form and substance to Seller, and the Buyer shall have made available to Seller for examination the originals or true and correct copies of all records and documents relating to the business and affairs of the Buyer, which Seller may request in connection with said transaction. The Buyer shall have complied with all statutory requirements for the valid consummation by the Buyer or the Buyer of the transaction contemplated by this Agreement.

     (h) No Litigation. No investigation, suit, action or other proceeding shall be threatened or pending before any court or governmental agency which in the opinion of Seller's counsel is likely to result in the restraint, prohibition or the obtaining of damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby, or in connection with any claim against the Buyer, not disclosed by the Schedules attached hereto.

     (i) Corestates. The Buyer shall have supplied the funds to the Company and the Company shall have satisfied all of its obligations to Corestates National Bank and the EDA with respect to the mortgages of any real property owned by the Company and the Company shall own such real property free an clear of any liens and encumbrances.

     (j) Receipt of Funds. Receipt by the Seller, Buyer and Corestates National Bank of a minimum of $2,300,000 for payment of the cash portion of the purchase price, satisfaction of the Company's obligations to Corestates National Bank and EDA and funds for working capital of Laminaire.

     8. Indemnification and Resolution of Disputes.

     (a) Indemnification by Seller and Buyer. Seller shall indemnify and hold harmless Buyer, and shall reimburse Buyer for, any loss, liability, claim, damage, expense (including, but not limited to, reasonable cost of investigation and defense and reasonable attorneys' fees) or diminution of value (collectively, "Damages") arising from or in connection with (a) any inaccuracy in any of the representations and warranties of Seller pursuant to this Agreement or in any certificate delivered by the Seller pursuant to this Agreement, or any actions, omissions or states of facts inconsistent with any such representation or warranty, or (b) any failure by the Seller to perform or comply with any provision of this Agreement. Buyer shall indemnify and hold harmless Seller, and shall reimburse Seller for any Damages arising from (a) any inaccuracy in any of the representations and warranties of Buyer in this Agreement or in any certificate delivered by the Buyers pursuant to this Agreement, or any actions, omissions or states of facts inconsistent with any such representation or warranty, or (b) any failure by the Buyer to perform or comply with any provision of this Agreement. In no event shall the indemnity exceed the purchase price or apply to any claims made by Buyer more than five years after the Closing Date.

     (b) Procedure for Indemnification. Promptly after receipt by an indemnified party under Section 7(a) above, of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such section, give notice to the indemnifying party of the commencement thereof, but the failure so to notify the indemnifying party shall not receive it of any liability that it may have to any indemnified party except to the extent the defense of such action by the indemnifying party is prejudiced thereby. In case any such action shall be brought against an indemnified party and it shall give notice to the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof with counsel reasonable satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such section for any fees of other counsel or any other expenses, in each case subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation, If an indemnifying party assume the defense of such an action, (a) no compromise or settlement thereof may be effected by the indemnifying party without the indemnified party's consent (which shall not be unreasonable withheld) unless (i) there is no finding or admission of any violation of law or any violation of the rights of any person which is not fully remedied by the payment referred to in clause (ii) and no adverse effect on any other claims that may be made against the indemnified party and (ii) the sole relief provided is monetary damages that are paid in full by the indemnifying party, (b) the indemnifying party shall have no liability with respect to any compromise or settlement thereof effected without its consent (which shall not be reasonably withheld) and (c) the indemnified party will reasonable cooperate with the indemnifying party in the defense of such action. If notice is given to an indemnifying party of the commencement of any action and it does not, within 15 days after the indemnified party's notice is given, give notice to the indemnified party of its election to assume the defense thereof, the indemnifying party shall be bound by any determination made in such action or any compromise or settlement thereof effected by the indemnified party. Notwithstanding the foregoing, if an indemnified party determined in good faith that there is a reasonable probability that an action may materially and adversely affect it or its affiliated other than as a result of monetary damages, such indemnified party may, by notice to the indemnifying party, assume the exclusive right to defend, compromise or settle such action, but the indemnifying party shall not be bound by any determination of an action so defended or any compromise or settlement thereof effected without its consent (which shall not be unreasonably withheld).

     (c) Set-Off. Buyer shall have the right to deduct any amounts which become due under Section 7 from its obligations under First Note or Second Note.

     (d) Indemnification Threshold. The Buyer's right to indemnification under this Section 8 does not arise until and unless the Damages exceed $35,000 without giving effect to the three Automobiles as previously distributed.

     9. Termination and Abandonment. This Agreement may be terminated and the sale provided for by this Agreement may be abandoned without liability on the part of any party to the other, on or before the Closing Date:

     (a) by mutual consent of Buyer and the Seller;

     (b) by Buyer

          (1) if an examination of the Company by Buyer, or its authorized representatives, shows that since August 31, 1997, there has been a material and adverse change in the financial condition of the Company or the results of its operations from that shown in the financial statements referred to in subsection
(b)(1) of Section 2, or shows that such financial statements do not completely, truly and correctly reflect and fairly present the financial conditions and results of operations of the Company in all material respects; or

          (2) if any of the events or conditions specified in subsection (b)(2) of Section 2 have occurred; or

          (3) if any of the conditions provided for in Section 6 of this Agreement have not been met and have not been waived by Buyer in writing;

     (c) by the Seller

          (1) if any of the conditions of Section 7 of this Agreement have not been met and have not been waived in writing by the Seller; or

          (2) if the Closing does not occur on or before October 31, 1997. In the event of termination and abandonment by any party, as above provided in this Section 9, prompt written notice shall be given to the other party.

     10. Closing Date. The closing with respect to the transactions contemplated hereunder shall take place at the offices of McLaughlin & Stern, LLP, 260 Madison Avenue, New York, New York, at 10:00 a.m. local time on October 16, 1997, or at such earlier date as may be set by Buyer, on at least two (2) days' prior written notice to the Seller. Buyer may, at its option, delay the Closing Date until two business days after the closing of its pending private placement, but no later than October 31, 1997, upon written notice to the Company. Such date (or such earlier date) is hereinafter referred to as the "Closing Date".

     At the Closing,

     (a) The Seller shall deliver to Buyer the following:

          (1) a certificate of fulfillment of conditions signed by the President and Treasurer of the Company, referred to in subsection (e) of Section 6 hereof;

          (2) the opinion of counsel for the Company, described in subsection

     (f) of Section 6 hereof;

          (3) a certificate  of good standing  referred to in subsection  (g) of
     Section 6 hereof;

          (4) certificates representing all of the Company Stock as set forth in
     Section 1(a) hereof;

          (5) a general release executed by the Seller and the members of Seller in favor of the Company, in the form attached hereto and labeled Exhibit F;

          (6) Employment Agreements executed by Charles J. Garay, Antonio Garay, Gerald E. Reilly and Etta Monteleone.

          (7) Certificate of Incumbency;

          (8) such other and further documents, instruments and certificates not inconsistent with the provisions of this Agreement, executed by Seller as Buyer shall reasonably require to carry out and effectuate the purposes and terms of this Agreement.

     (b) Buyer shall deliver to the Seller the following:

          (1) the sum of One Million Dollars ($1,000,000) by certified or bank cashier's check or wire transfer to the order of the Seller;

          (2) The First Note executed by the Buyer;

          (3) the Second Note executed by the Buyer;

          (4) the Laminaire Guaranty, Mortgage, UCC-1 and corporate resolutions;

          (5) the Security Agreement, UCC-1;

          (6) corporate  resolutions of Buyer authorizing this transaction;

          (7) Certificate of Incumbency of Buyer's officers and of the Company officers;

          (8) a release of Charles and Maria Garay of their guaranty of the Loan Agreement executed by the Bank and payment of all of the Company's obligations to the Bank and EDA;

          (9) the Third Note executed by the Buyer.

     11. Operation of the Buyer and Company after the Closing Date. Buyer covenants as follows:

     (a) Separate Books and Records. Buyer shall cause the Company to maintain separate records for the operation of the Company's business.

     (b) Board of Directors. Buyer shall cause Charles J. Garay to be elected to the Board of Directors of Buyer for a period of a minimum of one year after the Closing Date, in the event that Mr. Garay elects to serve on such Board or such other period as the First Note is outstanding.

     (c) Tax Returns. The Company shall not file any amended tax return to any prior year's return which could cause additional tax liability to members of the LLC except as required by the Internal Revenue Service or if any of the Company's prior year's returns were prepared in error. No amended return shall be amended or filed without prior notice to and consent of Seller.

     12. Brokerage. The Seller represent and warrant that they have not engaged the services of any broker or finder hereunder, and agree to indemnify and hold the Buyer harmless against any claim for brokers' or finders' fees or compensation in connection with the transactions herein provided for by any person, firm or corporation claiming a right to the same because engaged by the Seller. Buyer represents and warrants to the Seller that it has not engaged the services of any broker or finder in connection with the transactions herein provided for and agrees to indemnify and hold harmless Seller against any claims for brokers' or finders' fees or compensation in connection with the transactions herein provided for by any other person, firm or corporation claiming a right to the same because engaged by Buyer or its subsidiaries.

     13. Restriction on Negotiation. The Seller agrees that until the earlier of
(a) the Closing Date or (b) October 31, 1997, neither the Company nor the Seller will sign any agreement or have any negotiations regarding the sale of the Company or any of its assets.

     14 Miscellaneous.

     (a) Nature and Survival of Representations. All statements contained in any certificate, instrument, schedule or document delivered by or on behalf of any of the parties pursuant to this Agreement and the transactions contemplated hereby shall be deemed representations and warranties by the respective parties hereunder. All representations and warranties made by the parties each to each other in this Agreement or pursuant hereto shall survive, except to the extent waived in writing by the parties hereto, the consummation of the transactions contemplated by this Agreement, notwithstanding any investigation heretofore or hereafter made by any of them or on behalf of any of them. Each Schedule delivered in accordance with this Agreement shall be deemed to include and refer to every other Schedule hereto.

     (b) Entire Agreement. This Agreement, together with the Exhibits and Schedules delivered pursuant to this Agreement, sets forth the entire agreement and understanding between the parties as to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every and any nature between them, and no party shall be bound by any condition, definition, warranty, or representation, other than expressly set forth or provided for in this Agreement, or as may be, on or subsequent to the date hereof, set forth in writing and signed by the party to be bound thereby. This Agreement may not be changed or modified, except by agreement in writing, signed by all of the parties hereto.

     (c) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors in interest of the respective parties hereto.

     (d) Laws Governing. This Agreement shall be construed and interpreted according to the law of the State of New Jersey as applied to contracts executed and performed in the State of New Jersey.

     (e) Assignment. This Agreement shall not be assigned by the Seller or Buyer.

     (f) Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, or overnight courier, telecopied or mailed, certified or registered mail, with first-class postage page, (a) if to the Seller at 480 Stalevicz Lane, Rahway, New Jersey 07065, or the Company, 960 East Hazelwood Avenue, Rahway, New Jersey 07065, or to such other person and place as the Seller shall furnish to Buyer in writing, with a copy to Roger N. Levine, Levine & Furman, PO Box 6429, East Brunswick, NJ 08816; and, (b) if to Buyer, 528 Oritan Avenue, Ridgefield, New Jersey 07657, or to such other person and place as Buyer shall furnish to the Seller in writing with a copy to Steven W. Schuster, Esq., McLaughlin & Stern, LLP, 260 Madison Avenue, New York, New York 10016. All notices shall be deemed given upon receipt.

     (g) Further Instruments. The Seller will, on the Closing Date or such other date as Buyer may request, without cost or expense to Buyer, execute and deliver or cause to be executed and delivered to Buyer such other action as Buyer may reasonably request to more effectively consummate the transactions contemplated by this Agreement and confirm and assure Buyer title thereto.

     (h) Counterparts. This Agreement may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (i) Headings. The headings in the sections of this Agreement are inserted for convenience only and shall not constitute a part hereof.

     (j) Expenses. Buyers, on one hand, and Seller and Company on the other hand, shall bear their own respective expenses, including professional fees, incurred in connection with this Agreement and the Transaction Documents, it being understood that the Company's legal fees shall be paid by Seller.

     (k) Transfer Taxes. Except as specifically provided below, Seller shall pay any state or local sales, transfer or like taxes, including but not limited to real estate transfer taxes, payable in connection with the transactions contemplated pursuant to this Agreement, it being understood that each Seller is solely responsible for his or her personal income tax obligations arising from the sale of his or her stock as contemplated hereunder.

     (l) Mail. Buyer and company agree that from and after the Closing Date all mail addressed to the Seller shall be sent to Charles J. Garay as agent for the Seller.

     (m) Confidentiality. Each party shall maintain the existence of this Agreement and the other Transaction Documents, and the terms and conditions described therein ("Confidential Information") strictly confidential. No party may disclose any Confidential Information to any third party (other than to its legal, accounting or financial advisors) without the prior consent of the other party. Any press release will be subject to the prior consent of the parties. The parties acknowledge that any press release or other disclosure required to be made by Buyer in order for it to comply with any federal or state securities laws shall not be subject to Seller's prior review.

     (n) Books and Records; Inventory; Further Assurances. The parties acknowledge and agree that Seller may retain (but keep confidential) copies of business records of the Company as are reasonably necessary to Seller in connection with (x) the preparation of Seller's tax returns or other filings prepared by Seller, (y) Seller's performance of its obligations hereunder, and
(z) Seller's continuing businesses. After the Closing, each party shall provide to the other party any reasonably requested copies of any contracts, agreements, commitments, books, records, files or other data not provided to such party at the time of the Closing that such party may reasonably require in connection with (i) the preparation of such party's tax returns or other filings prepared by such party, (ii) such party's performance of its obligations hereunder, (iii) such party's continuing businesses, or (iv) any litigation, tax audit or threatened litigation relating to such party's continuing or former businesses, provided that such party shall reimburse the party providing copies for all reasonable costs incurred in connection with the provision thereof.

     (o) Severability. If any provision of this Agreement is held by any court of competent jurisdiction to be illegal, invalid or unenforceable, such provision shall be of no force and effect, but the illegality, invalidity or unenforceability shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                               THERMO-MIZER ENVIRONMENTAL CORP.

                                               By: Jon Darcy, President
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                               GARAY, LLC


                                               ---------------------------------



                                               By: Charles J.  Garay, President
                                                   -----------------------------
                                                   Name:
                                                   Title: